Taxes - Components of deferred tax assets and liabilities (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Allowance for doubtful accounts and other reserves and impairments	$ 4,464,601	$ 4,426,306
Valuation allowance	(4,464,601)	(4,426,306)
Total	0	0
Deferred tax liability:
Increase in fair value of intangible assets acquired through acquisition	1,905,442	1,949,004
Impairment of intangible assets acquired through acquisition	(1,905,442)	(164,129)
Total	$ 0	$ 1,784,875